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                                                 EXHIBIT 10(g)(4)

                                                 ---------------


            COMPANY SERVICE EMPLOYEES AGREEMENT made and  entered

into   this        day   of           ,        by   and   between

            ,  a  company incorporated in the Republic of Liberia

(the  "Company"),  and MARITIME OVERSEAS CORPORATION,  a  company incorporated in New York ("MOC").



                      W I T N E S S E T H
                      - - - - - - - - - -


            WHEREAS,   the  Company  may  hereafter  become   the

registered  owner of a certain         Metric DWT  double  hulled

tank  vessel, Hull No.     (the "Vessel"), to be built by Hyundai

Corporation and Hyundai Heavy Industries Co., Ltd.;

           WHEREAS,  the  Vessel will be time  chartered  by  the

Company  to                                 pursuant  to  a  Time

Charter (the "Time Charter") dated                   ; and

           WHEREAS,  the Company in order to operate the  Vessel,

wishes  to  avail  itself  of the services  of  MOC  and  certain employees of MOC and MOC is willing to perform such services  and lease  certain of its employees to the Company for full or  part-

time service with the Company, on the terms herein provided.

            NOW,   THEREFORE,  in  consideration  of  the  mutual

covenants hereinafter contained, it is agreed as follows:



           1.  COMPANY SERVICE EMPLOYEES.  MOC agrees to  provide

employees  to assist the Company in the operation of  the  Vessel and  the management and operation of the Company's business,  and to  perform  such services as the Company may from time  to  time request in connection therewith.  Such employees shall consist of employees  of MOC who will perform on behalf of the  Company  the

functions  described  in  Section  3  of  this  Agreement.    All

employees  subject  to  this Agreement  from  time  to  time  are referred  to  in  this Agreement as "Company Service  Employees".

Company  Service Employees shall be and remain the  employees  of

MOC.



           2. COMPENSATION FOR COMPANY SERVICE EMPLOYEES. (a) MOC

will  continue to pay the salary of the Company Service Employees and  will  permit  them to participate in insurance  and  benefit plans  of MOC for which they are or may become eligible and  will at  all  times  in respect of such personnel have the  rights  of promotion,  discharge, job classification  and  determination  of salary,  expense  allowance  and  special  allowances,  including vacation and leave of absence.

              (b)  The  Company will pay MOC for  providing  such

Company Service Employees and such other services as are provided

for  in  this Agreement (i) a monthly fee of $        during  the

period commencing with the date of delivery of the Vessel by  the builders  thereof  to the Company or (ii)  a  monthly  fee  of  $

during  the period from the date of laying the keel of the Vessel until such date of delivery.

              (c) MOC shall be solely responsible for paying  the

monthly salary of each Company Service Employee provided  to  the

Company under this Agreement and shall be solely responsible  for

the   payment  of  Social  Security  and  other  insurances   and

employment  taxes  imposed on MOC on account of  such  personnel;

expenses  and  special allowances; and MOC's accrual  of  benefit plans' expense on behalf of Company Service Employees.

              (d)  For purposes of this Section 2, in respect  of

MOC  providing Company Service Employees to the Company for  less than a full month, such fee as set forth in Section 2(b) shall be pro-rated on a daily basis on the basis of the number of days  in such month.

           3.  DUTIES OF COMPANY SERVICE EMPLOYEES.   The Company

Service  Employees  will  be under the direction  of  MOC,  shall observe  the working schedule of MOC and shall comply  with  such

directions,   orders,  forms  and  methods  of  supervision   and

inspection  as MOC may from time to time issue, in an  economical and efficient manner, and exercising due diligence to protect and safeguard  the interests of the Company, in connection  with  the duties prescribed in this Agreement.

              The  Company  shall be entitled to  exercise  MOC's

authority  with respect to setting the working schedules  of  the

Company Service Employees and directing and supervising the  work activities  of  the Company Service Employees, subject  to  MOC's

right  to  override or modify any such act of the  Company.   The

Company  shall  not  have  the authority  to  perform  any  other functions of MOC, such as the right to discharge Company  Service

Employees.

              The  Company  Service Employees  shall  follow  all

instructions of MOC and/or the Company that are given pursuant to this Section.

             The Company Service Employees and MOC when requested

by  one  or more of the Company Service Employees or the  Company shall  perform  the duties and services set forth  in  Exhibit  A hereto.

           In  connection  with the performance of  their  duties

under  this  Agreement, the Company Service Employees  may,  from time to time, consult with members of the legal department of MOC or,  if MOC has no legal department at the time, with members  of the  legal  department  of  one of MOC's  affiliates,  and,  upon instructions  of  the Executive Committee of the  Company,  shall retain independent counsel for the account of the Company.

           Nothing  in this Agreement shall be deemed to obligate

MOC  to expend its own funds in the payment of any amounts to  be disbursed  for  the account of the Company and for which  Company is,  pursuant  to  Section  5  of  this  Agreement,  required  to reimburse MOC, it being understood that all such funds  shall  be provided by the Company as herein set forth.



           4.  OFFICE AND STAFF; BONDING.  MOC shall at all times

maintain  appropriate offices, facilities and staff in  order  to permit  the  Company  Service Employees to perform  properly  the duties and services set forth in this Agreement.  Company Service

Employees  who  handle or are responsible for the  funds  of  the

Company  shall  at  the sole cost of MOC and in  accordance  with

MOC's  normal  procedures be bonded by a fidelity  bond  for  the benefit of MOC and the Company as their interests may appear.



          5. COMPANY EXPENSES.  All amounts incurred, expended or

disbursed by Company Service Employees for the direct account  of the Vessel or the Company pursuant to Section 3 of this Agreement

or   otherwise  including  without  limitation,  travel  expenses

(including  without  limitation living expenses  during  travel),

awards  and  costs  of  arbitration and litigation,  and  outside legal,  accounting  and  other  professional  fees  and  charges,

(together, "Company Expenses") shall be paid by the Company.   In

the  event  that  any funds of MOC are used to  pay  any  Company

Expenses, the Company shall promptly reimburse MOC for the amount

of   such   Company  Expenses  paid  by  MOC,  and  the   Company

acknowledges and agrees that the monthly fee set forth in Section

2  does  not include any amount with respect to Company  Expense.

Except  as otherwise included in the monthly fee referred  to  in

Section 2(b), in no event shall Company Expenses include, and the

Company shall not be obligated to reimburse MOC for, MOC's office and  other  overhead  expenses (such office  and  other  overhead expenses  include, without limitation, telegrams,  cables,  long-

distance telephone calls, postage, stationery, printing for  MOC,

and  salaries  of  employees of MOC and  its  subsidiaries).  The

Company shall be entitled to the full amounts and benefits of any refunds, rebates, credits or commissions which MOC or any of  the

Company Service Employees may receive from any persons furnishing services or supplies for the account of the Vessel.



           6.  ADVANCES AND COLLECTIONS.  The Company shall  from

time  to  time  deposit funds in its bank account  sufficient  to enable  the  Company Service Employees to pay  necessary  Company

Expenses  and  MOC shall from time to time obtain  the  Company's consent  to  the  Company Service Employees to be  authorized  to access such account and to sign checks on behalf of the Company.



           7. AGENTS.   The Company Service Employees may appoint

steamship or other agents in various ports of call of the  Vessel for  the  husbanding, handling and servicing  thereof,  from  the regularly  established list of agents customarily  used  by  MOC.

Such  agents  may include any shipping agency affiliate  of  MOC.

MOC  assumes no responsibility for the acts or omissions  of  any agents  so  appointed which are not affiliated with MOC  provided that  the Company Service Employees shall use reasonable care  in

the  selection  and  supervision  of  such  agents.   MOC  shall,

however,  be responsible for the acts or omissions of any  agents so  appointed which are affiliated with MOC to the same extent as if  such  acts  or omissions had been acts or omissions  of  MOC.

Compensation payable to such agents shall not exceed  the  scales of fees from time to time in effect in the respective ports as is customary  in  the trade at such locality and shall  be  for  the

Company's  account,  provided  that  the  Company  shall  not  be responsible for or required to reimburse MOC for fees payable  by it to any shipping or management affiliate of MOC.



            8.   INDEMNIFICATION  OF  MOC.   The  Company   shall

indemnify,  hold harmless and defend MOC and the Company  Service

Employees against any and all claims and demands (including costs and  reasonable  lawyers'  fees  in  defending  such  claims  and demands), whether or not any such claims or demands be  found  to be valid, of whatsoever kind or nature and by whomsoever asserted

(but  not  arising  out of MOC's or any of  the  Company  Service

Employees'  negligence  or  wilful  misconduct),  for  injury  to persons  or property arising out of or in any way connected  with the  condition, use or operation of the Vessel or the performance

of   the  Company  Service  Employees'  services  in  good  faith hereunder,  including, but not limited to, claims for damages  or injuries  to,  or  loss of, property, cargo or personal  effects,

claims for damages for personal injury or loss of life and claims for maintenance and cure; and shall warrant MOC free of any right of subrogation by insurance underwriters against MOC with respect to  any  and  all of the foregoing risks or claims.  The  Company shall cause MOC to be named as an additional insured party in all insurance policies relating to the Vessel.

              MOC  shall be under no responsibility or  liability

for  loss  or  damage to the Vessel, or for loss of  profits,  or otherwise  to  the Company, arising out of any  act  or  omission

(other  than acts or omissions constituting negligence or  wilful misconduct)  on  the  part of its officers or employees  selected with  due  care,  in  the performance of the  duties  under  this

Agreement.

              MOC  shall promptly notify the Company of any claim

or  demand  in respect of which MOC may be indemnified  hereunder and shall cooperate with the Company in the defense thereof.



           9. FORCE MAJEURE.  MOC shall be under no liability  of

any  kind  or  nature whatsoever in the event  that  the  Company

Service  Employees should fail to perform any services  hereunder if such failure is directly or indirectly caused by war, war-like activities, government order, supervening illegality, riot, civil commotion or any labor shortage, labor trouble, strike  or  lock-

out,  or any shortage of material or Act of God or peril  of  the sea  or  any other cause whatsoever beyond MOC's control, whether or not of the same or similar nature.



           10.  DEALINGS WITH AFFILIATES.  If any Company Service

Employee  shall utilize on behalf of the Company any  related  or affiliated company of MOC to render any service or to furnish any stores,  supplies, equipment, provisions, materials or facilities in  connection  with  the  performance  of  the  Company  Service

Employee's  duties  under  this Agreement,  the  Company  Service

Employees  and/or  MOC shall disclose such  relationship  to  the

Executive Committee of the Company and shall purchase or  acquire same  at  prices  and  on terms at least as  favorable  as  those generally obtainable from independent furnishers of such services or supplies.



          11. DIRECTIONS AND APPROVALS.  In activities under this

Agreement, MOC and the Company Service Employees shall accept and rely upon directions or approvals made or given on behalf of  the

Company by the Executive Committee of the Company, by any officer of  the  Company or by any other person designated by the Company to  give such directions and approvals, unless and until  MOC  or the  Company Service Employees shall have received written notice from the Company of the revocation or limitation of the authority of such persons to act on behalf of the Company.



           12.  TERM OF AGREEMENT.  This Agreement shall commence

on  the date hereof and unless terminated in accordance with  the other provisions of this Agreement shall continue for the term of the Time Charter and thereafter until terminated by not less than ninety days' notice in writing from one party to the other.

               Anything  herein  to the contrary notwithstanding,

this  Agreement shall terminate upon the happening of any of  the following events:

               (a) The Company shall sell or otherwise dispose of

the Vessel or the Vessel shall be deemed an actual total loss,  a construction total loss or a compromised total loss.

               (b) At the option of the Company, if a petition in

bankruptcy or for arrangement or reorganization shall be filed by

MOC  or such a petition shall be filed against MOC and shall  not be  dismissed  within  90 days after such filing,  or  MOC  shall become  insolvent  or  commit an act of  bankruptcy  or  make  an assignment for the benefit of creditors;

                (c)  At  the  option of MOC,  if  a  petition  in

bankruptcy or for arrangement or reorganization shall be filed by the Company or such a petition shall be filed against the Company and  shall not be dismissed within 90 days after such filing,  or the Company shall become insolvent or commit an act of bankruptcy or make an assignment for the benefit of creditors.

               Upon  termination of this Agreement,  the  Company

shall  make  prompt arrangements to have all outstanding  matters with  respect  to the Vessel taken over from the Company  Service

Employees  and/or  MOC, as the case may be, by persons  hired  or

appointed  by  it.   MOC shall cooperate,  and  shall  cause  the

Company Service Employees to cooperate, with the Company and with any  persons whom the Company hires or appoints pursuant to  this

Section  12  to effect the prompt and efficient transfer  of  all records, funds and duties relating to the Vessel and the business

of   the  Company,  and  for  three  years  subsequent  to   such

termination,  MOC shall be permitted to inspect all such  records at any reasonable time during normal business hours.



           13.  ASSIGNMENT.  This Agreement shall not be assigned

by either party without the consent in writing of the other.



           14. NOTICES.  All notices, demands, request, approvals

and  other communications ("Notices") which are given or required to  be  given under or with respect to this Agreement,  shall  be sent by registered or certified mail, postage prepaid, (except in case  of  emergency or urgency when they shall be sent by  telex,

cable,  telefax or telegram and confirmed by such  registered  or certified mail), addressed to the party for whom intended at  its address  specified below or to such other address as  such  party shall  hereafter specify by like Notice.  Notices to the  Company shall  be  sent in duplicate addressed, until further notice,  as follows:

     One Copy:

     c/o



     Another Copy:









Notices  to  MOC  shall  be addressed, until  further  notice  as follows:



     Maritime Overseas Corporation
     511 Fifth Avenue
     New York, New York  10017
     Attention: Secretary


           15.  ENTIRE AGREEMENT AND AMENDMENTS.  This  Agreement

and  the  Joint Venture Companies Agreement set forth the  entire understanding  of  the  parties relating to  the  subject  matter hereof and supersede all other proposals and agreements, oral  or written,  between  the  parties  concerning  the  subject  matter

hereof.   None  of  the  terms  or  provisions  hereof  shall  be

modified,  and  this Agreement may not be amended,  except  by  a written  instrument  signed  by  the  party  against  which  such modification or amendment is to enforced.


           16.  WAIVER.   No  waiver of  any  provision  of  this

Agreement  shall  be effective unless in writing  signed  by  the waiving  party  and no waiver of any breach or default  hereunder shall  constitute  a  waiver of any other  subsequent  breach  or default, whether of the same or different nature.



           17.  GOVERNING LAW.  This Agreement shall be governed,

construed, performed and enforced in accordance with the laws  of

State  of  New  York  as  applied to contracts  to  be  performed entirely within the State of New York.



          18. PARTIES IN INTEREST.  This Agreement shall inure to

the  benefit of and be binding upon the parties hereto and  their respective successors and permitted assigns.



      IN  WITNESS WHEREOF, the parties have caused this Agreement to  be  executed by their fully authorized officers the  day  and year first above written.





                         By:-------------------------------
                            Name:
                            Title:


                         MARITIME OVERSEAS CORPORATION



                         By:-------------------------------
                            Name:
                            Title:
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                           EXHIBIT A





A. OPERATIONS

      (1)   Engage and dismiss the Masters, Officers and crew  of

the  Vessel, and all other personnel necessary for the  operation of  the Vessel and the conduct of the Company's business, (all of whom shall be employees of the Company).

      (2)   Prepare and file on behalf of the Company tax returns

relating to the Vessel, if any, and make payment of all taxes due thereon.

      (3)  Purchase all necessary stores, supplies, services  and provisions for the Vessel and supervise the distribution  thereof to the Vessel.

      (4)   Arrange for and supervise all repairs and maintenance

of the Vessel and arrange for and supervise vessel classification and  other  vessel surveys, shipyard overhaul, major repairs  and drydocking,  and  appoint classification, Coast Guard  and  other surveyors.

      (5)  Conduct all business of the Vessel, including but  not limited  to  all  matters with respect to  voyages,  cargoes  and persons  to  be  carried,  and procure or  provide  all  services incident  thereto including, but not limited to, cargo  handling,

port   activities  (including  pilotage,  towing,  wharfage   and

dockage),  canal  transits,  services  of  agents,  brokers   and

consultants,  and arrange payment of all expenses in  respect  of the foregoing as necessary for the operation of the Vessel.

      (6)   Issue  or  cause to be issued all necessary  shipping

documents, freight contracts and bills of lading.

     (7)  Place all Hull Machinery, Protection and Indemnity, War

Risk  insurances  and any other insurance, on the  Vessel,  crew,

cargo or freight, and pay all insurance premiums thereon.

     (8)  Process and handle all insurance claims and collect the proceeds thereof.

       (9)   Execute  voyage  schedules,  routing,  loading   and

discharging.

      (10)  Arrange  for all stevedoring, bunkering,  towage  and other contracts.

     (11) Attend to relations with charterers of the Vessel.

      (12)  Handle all claims and collections arising out of  the operations  of  the  Vessel  and the  business  of  the  Company,

including  the  collection and handling  of  all  hire  payments,

freight,  demurrage,  dispatch and other funds  accruing  to  the

Company.

      (13)  Arrange  for taking inventories of stores,  food  and equipment, as required.

      (14) Arrange for the entry and clearance of the Vessel, and for berth and terminal facilities when necessary.

      (15) Handle all functions ashore which usually devolve upon the owner of a vessel.

      (16)  Perform  all  necessary services in  connection  with salvage and general average.

      (17)  Keep  the Executive Committee of the Company  advised with respect to the operation of the Vessel.

      (18)  Keep books, records and accounts (which shall be  the property  of the Company) relating to the activities, maintenance and business of the Vessel in such form as may be required by the

Executive Committee of the Company.



(B) ACCOUNTING

     (1)  Handle all accounting and financial activities relating to the Vessel.

      (2)   Keep records and books of account for the Vessel,  in

accordance with the procedures generally followed in the shipping industry.

      (3)   Process accounts payable and accounts receivable  for

the Vessel.

      (4)   Prepare  periodic accounting and  financial  reports,

including  balance  sheets, profit and loss statements  and  cash flow  statements  as required by the Executive Committee  of  the

Company.

      (5)  Assist the accountants and tax advisors of the Company in preparing tax returns.



(C) FINANCE

      (1)   Assist,  when  required, in arranging  for  financing

through banks, lending institutions and others.

     (2)  Advise with respect to alternative means for raising of equity and debt capital.



(D)  SHIPBUILDING - Negotiate and supervise the  construction  of the  Vessel, advise with respect thereto, and accept delivery  of the Vessel.



(E) GENERAL - Prepare reports and information which the Executive

Committee of the Company may from time to time require  or  elect to file with governmental agencies in connection with the Vessel,

and as otherwise required by law.